SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule  14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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   5) Total fee paid:
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|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.



1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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                     SELIGMAN SELECT MUNICIPAL FUND, INC.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
 Toll-Free Telephone (800) 221-2450--continental United States, including New
                                  York State

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 21, 1998

To the Stockholders:

  The eighth Annual Meeting of Stockholders (the "Meeting") of Seligman Select Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the Ritz-Carlton, 100 Carondelet Plaza, St. Louis, Missouri 63105 on May 21, 1998 at 9:00 A.M., for the following purposes:

    (1) To elect four Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 1998; and
    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The minute book of the Corporation will be available at the Meeting for in-spection by Stockholders.

  The close of business on March 26, 1998 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta


                                                  Secretary

Dated: New York, New York, April 20, 1998

                                 ------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. A PROXY WILL NOT BE REQUIRED FOR ADMISSION TO
                                 THE MEETING.

                                                                 April 20, 1998

                     SELIGMAN SELECT MUNICIPAL FUND, INC.

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017

                                PROXY STATEMENT

                                    FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 1998

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Select Municipal Fund, Inc. (the "Corporation") to be used at the eighth Annual Meeting of Stockholders (the "Meeting") to be held in St. Louis, Missouri on May 21, 1998.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no in-structions and return your signed Proxy, your shares will be voted (i) for the election of each of the nominees for Director, (ii) for the ratification of the selection of auditors and, at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjourn-ment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: The Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on March 26, 1998 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had out-standing 375 preferred shares, Series A and 375 preferred shares, Series B (together, the "Preferred Shares"), and 13,234,889 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

  The Corporation's investment advisor is J. & W. Seligman & Co. Incorporated (the "Manager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual report to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

  It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 20, 1998.

                           A. ELECTION OF DIRECTORS
                                 (Proposal 1)

  The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class ex-pires in each year.

  At the Meeting this year, four directors are to be elected. Dr. Alice S. Ilchman and Messrs. Frank A. McPherson, Richard R. Schmaltz and Brian T. Zino, each of whose term will expire at the 1998 Annual Meeting, have been recom-mended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2001.

  It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of Dr. Ilchman and Messrs. Mc-Pherson, Schmaltz and Zino, each designated as both Common and Preferred Di-rectors.

  Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information, including the period for which each has served as Director, for Dr. Ilchman and Messrs. McPherson, Schmaltz and Zino, as well as the other Directors of the Corporation, follows.

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------

Alice S. Ilchman     2001      PRESIDENT, SARAH LAWRENCE COL-               170 Common
  1990 to Date                 LEGE, BRONXVILLE, NY. Dr.                      Shares
      (63)                     Ilchman is a Director or Trustee
                               of each of the Seligman Group of
    (ART)                      investment companies.+ She is
                               also Chairman of The Rockefeller
                               Foundation and a Director of The
                               Committee for Economic Develop-
                               ment. She was formerly a Trustee
                               of The Markle Foundation; and a
                               Director of the International
                               Research & Exchange Board and
                               NYNEX.

Frank A. McPher-     2001      RETIRED CHAIRMAN OF THE BOARD                159 Common
son 1995 to Date               AND CHIEF EXECUTIVE OFFICER OF                 Shares
      (64)                     KERR-MCGEE CORPORATION, OKLAHOMA
                               CITY, OK. Mr. McPherson is a Di-
    (ART)                      rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a
                               Director of Kimberly-Clark Cor-
                               poration, Bank of Oklahoma Hold-
                               ing Company, Baptist Medical
                               Center, Oklahoma Chapter of the
                               Nature Conservancy, Oklahoma
                               Medical Research Foundation, and
                               National Boys and Girls Clubs of
                               America; and President of the
                               Oklahoma Foundation for Excel-
                               lence in Education. He was for-
                               merly Chairman of the Oklahoma
                               City Chamber of Commerce and the
                               Oklahoma City Public Schools
                               Foundation; a Director of the
                               Federal Reserve System's Kansas
                               City Reserve Bank; and a Member
                               of The Business Roundtable.


                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------

RchardiR. Schmaltz*  2001      DIRECTOR AND MANAGING DIRECTOR,              1,568 Com-
  1997 to Date                 DIRECTOR OF INVESTMENTS, J. & W.             mon Shares
      (57)                     SELIGMAN & CO. INCORPORATED, NEW
                               YORK, NY. Mr. Schmaltz is a Di-
    (ART)                      rector or Trustee of each of the
                               Seligman Group of investment
                               companies,+ with the exception
                               of Seligman Cash Management
                               Fund, Inc. He is also a Director
                               of Seligman Henderson Co., and a
                               Trustee Emeritus of Colby Col-
                               lege. He was formerly Director,
                               Investment Research at Neuberger
                               & Berman from May 1993 to Sep-
                               tember 1996 and Executive Vice
                               President of McGlinn Capital
                               from July 1987 to May 1993.

 Brian T. Zino*      2001      DIRECTOR AND PRESIDENT, J. & W.              1,470 Com-
  1993 to Date                 SELIGMAN & CO. INCORPORATED, NEW             mon Shares
      (45)                     YORK, NY. Mr. Zino is President
                               of each of the Seligman Group of
      (ART)                    investment companies,+ with the
                               exception of Seligman Quality
                               Municipal Fund, Inc. and the
                               Corporation. He is also a Direc-
                               tor or Trustee of each of the
                               Seligman Group of investment
                               companies; Chairman of Seligman
                               Data Corp.; and a Director of
                               Seligman Financial Services,
                               Inc., Seligman Services, Inc.
                               and Seligman Henderson Co.


OTHER DIRECTORS

  The other Directors of the Corporation whose terms will not expire in 1998 are:

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------

  John R. Gal-       2000      DEAN, FLETCHER SCHOOL OF LAW                 100 Common
 vin1995 to Date               ANDDIPLOMACY AT TUFTS UNIVERSI-                Shares
      (68)                     TY, MEDFORD, MA. General Galvin
                               is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He is also
                               Chairman of the American Council
                               on Germany; a Governor of the
                               Center for Creative Leadership;
                               and a Director of Raytheon Co.,
                               the National Defense University,
                               and the Institute for Defense
                               Analysis. He was formerly a Di-
                               rector of USLIFE Corporation;
                               Ambassador, U.S. State Depart-
                               ment for negotiations in Bosnia;
                               Distinguished Policy Analyst at
                               Ohio State University; and Olin
                               Distinguished Professor of Na-
                               tional Security Studies at the
                               United States Military Academy.
                               From June 1987 to June 1992,
                               General Galvin was the Supreme
                               Allied Commander, Europe and the
                               Commander-in-Chief, United
                               States European Command.

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------
  John E. Merow      1999      RETIRED CHAIRMAN AND SENIOR                   1,000 Com-
  1991 to Date                 PARTNER, SULLIVAN & CROMWELL,                 mon Shares
      (68)                     LAW FIRM, NEW YORK, NY. Mr.
                               Merow is a Director or Trustee
                               of each of the Seligman Group of
                               investment companies.+ He is
                               also a Director of Commonwealth
                               Industries, Inc., the Foreign
                               Policy Association, the Munici-
                               pal Art Society of New York, and
                               the United States Council for
                               International Business; Chairman
                               of the American Australian Asso-
                               ciation; Chairman of The New
                               York and Presbyterian Care Net-
                               work, Inc. and a Trustee of The
                               New York and Presbyterian Hospi-
                               tal; Vice Chairman of the United
                               States-New Zealand Council; and
                               a Member of the American Law In-
                               stitute and the Council on For-
                               eign Relations.

 Betsy S. Michel     1999      ATTORNEY, GLADSTONE, NJ. Mrs.                 513 Common
  1990 to Date                 Michel is a Director or Trustee                 Shares
      (55)                     of each of the Seligman Group of
                               investment companies.+ She is
                               also a Trustee of The Geraldine
                               R. Dodge Foundation; and Chair-
                               man of the Board of Trustees of
                               St. George's School (Newport,
                               RI). She was formerly a Director
                               of The National Association of
                               Independent Schools (Washington,
                               DC).

                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------

 William C. Mor-     2000      CHAIRMAN, J. & W. SELIGMAN & CO.             9,916 Com-
  ris* 1989 to                 INCORPORATED, NEW YORK, NY. Mr.              mon Shares
    Date (60)                  Morris is Chairman and Chief Ex-
                               ecutive Officer of each of the
                               Seligman Group of investment
                               companies;+ Chairman of Seligman
                               Financial Services, Inc. and Se-
                               ligman Services, Inc.; and a Di-
                               rector of Seligman Data Corp. He
                               is also Chairman of Carbo Ceram-
                               ics Inc.; a Member of the Board
                               of Governors of the Investment
                               Company Institute; and a Direc-
                               tor of Kerr-McGee Corporation.

 James C. Pitney     1999      RETIRED PARTNER, PITNEY, HARDIN,             4,184 Com-
  1990 to Date                 KIPP & SZUCH, LAW FIRM,                      mon Shares
      (71)                     MORRISTOWN, NJ. Mr. Pitney is a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He was formerly a
                               Director of Public Service En-
                               terprise Group.

James Q. Riordan     2000      DIRECTOR, VARIOUS ORGANIZATIONS,             638 Common
  1990 to Date                 STUART, FL. Mr. Riordan is a Di-               Shares
      (70)                     rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor of the Houston Exploration
                               Company, The Brooklyn Museum,
                               Keyspan Energy Corporation,
                               Brooklyn Union Gas Company, The
                               Committee for Economic Develop-
                               ment, and Public Broadcasting
                               Service (PBS). He was formerly
                               Vice Chairman of Mobil Corpora-
                               tion; Co-Chairman of the Policy
                               Council of The Tax Foundation; a
                               Director and President of
                               Bekaert Corporation; and a Di-
                               rector of Tesoro Petroleum Com-
                               panies, Inc. and Dow Jones &
                               Company, Inc.


                            PRINCIPAL OCCUPATION AND OTHER
                                     INFORMATION


                               THE NOMINEES DESIGNATED BY ASTERISK
                               (*) ARE "INTERESTED PERSONS"               SECURITIES
  NAME, PERIOD   EXPIRATION OF OF THE CORPORATION (AS THAT TERM          BENEFICIALLY
    SERVED AS       TERM IF    IS DEFINED IN THE INVESTMENT             OWNED, DIRECTLY OR
 A DIRECTOR AND    ELECTED AS  COMPANY ACT OF 1940, AS AMENDED)         INDIRECTLY, AS OF
      (AGE)        A DIRECTOR  BECAUSE OF THEIR STATED ASSOCIATIONS.    MARCH 26, 1998
 ----------------  ----------  -------------------------------------    -------------------
Robert L. Shafer     2000      RETIRED VICE PRESIDENT OF PFIZER             201 Common
  1991 to Date                 INC., NEW YORK, NY. Mr. Shafer                 Shares
      (65)                     is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He was formerly
                               a Director of USLIFE Corpora-
                               tion.

James N. Whitson     1999      RETIRED EXECUTIVE VICE PRESIDENT             712 Common
  1993 to Date                 AND CHIEF OPERATING OFFICER,                   Shares
      (63)                     SAMMONS ENTERPRISES, INC., DAL-
                               LAS, TX. Mr. Whitson is a Direc-
                               tor or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Consul-
                               tant to and Director of Sammons
                               Enterprises, Inc.; and a Direc-
                               tor of C-SPAN and CommScope,
                               Inc. He was formerly a Director
                               of Red Man Pipe and Supply Com-
                               pany.


+ The Seligman Group of investment companies consists of the Corporation, Se-ligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Mu-nicipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corpora-tion.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At March 26, 1998, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corpora-tion's Common Shares.

  As of January 1, 1997, Mr. Richard R. Schmaltz bought 500 Class A common shares and 500 Class B common shares of the Manager from the Manager, each at a price of $230.60 per share. As of January 1, 1998, Mr. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share.

  The Board of Directors met six times during 1997. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

  Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met once in 1997. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Mrs. Michel.

  Audit Committee. This Committee recommends the independent public accoun-tants for selection as auditors by the Board and stockholder approval annual-ly. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal con-trols, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least an-nually. It is directly available to the auditors and officers of the Corpora-tion for consultation on audit, accounting and related financial matters. The Committee met twice in 1997. Members of this Committee are Messrs. Whitson (Chairman), Galvin and McPherson and Mrs. Michel.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met once in 1997. Members of this Committee are Messrs. Pitney (Chairman), Shafer and Riordan and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE CORPORATION

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                               POSITION WITH CORPORATION AND
        NAME         AGE                PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Thomas G. Moles      56 PRESIDENT AND PORTFOLIO MANAGER OF THE CORPORATION since January 1990.
                         Mr. Moles is a Managing Director of the Manager. He is President and
                         Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Vice
                         President and Portfolio Manager of four of the open-end investment compa-
                         nies in the Seligman Group. He is also a Director of Seligman Financial
                         Services, Inc. and Seligman Services, Inc.
 Eileen A. Comerford  40 VICE PRESIDENT AND ASSISTANT PORTFOLIO MANAGER OF THE CORPORATION since
                         January 1990. Ms. Comerford is a Vice President, Investment Officer of
                         the Manager. She is also Vice President and Assistant Portfolio Manager of Seligman Quality Municipal Fund, Inc., and Assistant Portfolio Manager
                         of four of the open-end investment companies in the Seligman Group.
 Audrey G. Kuchtyak   38 VICE PRESIDENT OF THE CORPORATION since November 1990. Ms. Kuchtyak is a
                         Vice President, Investment Officer of the Manager. She is also Vice Pres-
                         ident of Seligman Quality Municipal Fund, Inc.
 Lawrence P. Vogel    41 VICE PRESIDENT OF THE CORPORATION since January 1992. Mr. Vogel is Senior
                         Vice President, Finance of the Manager. He is Vice President of the other investment companies in the Seligman Group. He is also Senior Vice Presi-
                         dent, Finance of Seligman Financial Services, Inc. and Seligman Data
                         Corp.; Vice President of Seligman Services, Inc.; and Treasurer of Selig-
                         man Henderson Co.

                                             POSITION WITH CORPORATION AND
      NAME      AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
 Frank J. Nasta  33 SECRETARY OF THE CORPORATION since March 1994. Mr. Nasta is Senior Vice Presi-
                    dent, Law and Regulation and Corporate Secretary of the Manager. He is Secre-
                    tary of the other investment companies in the Seligman Group. He is also Cor-
                    porate Secretary of Seligman Financial Services, Inc., Seligman Services,
                    Inc., Seligman Henderson Co. and Seligman Data Corp.
 Thomas G. Rose  40 TREASURER OF THE CORPORATION since November 1992. Mr. Rose is Treasurer of the other investment companies in the Seligman Group. He is also Treasurer of Se-
                    ligman Data Corp.

  All officers are elected annually by the Board and serve until their succes-sors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF DIRECTORS AND OFFICERS

  Directors of the Corporation who are not employees of the Manager or its af-filiates each receive from the Corporation retainer fees of $3,000 per year. In addition, such Directors are paid a total of $2,000 for each day on which they attend Board and/or Committee meetings, which is paid proportionately by the Corporation and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the year ended De-cember 31, 1997 were as follows:

 NUMBER OF DIRECTORS                                             AGGREGATE DIRECT
      IN GROUP       CAPACITY IN WHICH REMUNERATION WAS RECEIVED   REMUNERATION
---------------------------------------------------------------------------------
          9              Directors and Members of Committees          $31,500

  Directors attendance, retainer and/or committee fees paid to each Director during 1997 were as follows:

                       AGGREGATE        PENSION OR RETIREMENT      TOTAL COMPENSATION
                      COMPENSATION       BENEFITS ACCRUED AS      FROM CORPORATION AND
NAME                FROM CORPORATION PART OF CORPORATION EXPENSES    FUND COMPLEX*
------------------  ---------------- ---------------------------- --------------------
John R. Galvin         $ 3,675.00                -0-                   $69,000.00
Alice S. Ilchman         3,375.00                -0-                    65,000.00
Frank A. McPherson       3,450.00                -0-                    66,000.00
John E. Merow            3,375.00+               -0-                    65,000.00
Betsy S. Michel          3,675.00                -0-                    69,000.00
James C. Pitney          3,300.00+               -0-                    64,000.00
James Q. Riordan         3,525.00                -0-                    67,000.00
Robert L. Shafer         3,525.00                -0-                    67,000.00
James N. Whitson         3,600.00+               -0-                    68,000.00
                       ----------
                       $31,500.00
                       ==========

------------
 *There are 17 other investment companies in the Seligman Group.
 + Mr. Merow, who had deferred receiving his fees from the Corporation from 1991 up to 1997, has a balance as of December 31, 1997 of $23,274 in his deferred plan, including interest earned. Mr. Pitney, who had deferred re-ceiving his fees from the Corporation from 1990 up to 1993, has a balance of $13,260 in his deferred plan, including interest earned. Mr. Whitson has elected to defer receiving his fees from the Corporation. From 1993 through December 31, 1997, Mr. Whitson has deferred $18,196, including interest earned.

  No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

  The affirmative vote of a plurality of the votes cast at the meeting is re-quired to approve the election of the proposed Directors.

  YOUR  BOARD OF  DIRECTORS UNANIMOUSLY RECOMMENDS  THAT THE  STOCKHOLDERS
   VOTE  FOR THE ELECTION OF EACH  OF THE NOMINEES TO SERVE AS  DIRECTORS
    OF THE CORPORATION.

                   B. RATIFICATION OF SELECTION OF AUDITORS
                                 (Proposal 2)

  In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corpo-ration for 1998, subject to ratification or rejection by Stockholders.

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected Deloitte & Touche LLP as auditors of the Corporation for 1998. The firm of Deloitte & Touche LLP has extensive experience in investment company account-ing and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement and respond to questions.

  The affirmative vote of a majority of the votes cast at the Meeting is re-quired to ratify the selection of auditors.

                YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
            RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP
                        AS AUDITORS OF THE CORPORATION.

                    C. OTHER MATTERS; STOCKHOLDER PROPOSALS

  The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

  Notice is hereby given that any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 1999, must be received by the Corporation no later than De-cember 21, 1998.

                                  D. EXPENSES

  The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manag-er, Seligman Financial Services, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 909 Third Avenue, New York, NY 10022-4799 to assist in soliciting for a fee of $2,000, plus expenses.

                                       By order of the Board of Directors,

                                       /s/ Frank J. Nasta


                                                  Secretary

                                 ------------

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL STOCKHOLDERS, INCLUD-ING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH RE-QUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

SELIGMAN SELECT MUNICIPAL FUND, INC.
            Managed by

               LOGO
      J. & W. Seligman & Co.
           incorporated
 investment managers and advisors
         established 1864
  100 Park Avenue, New York, NY
              10017



                      SELIGMAN SELECT MUNICIPAL FUND, INC.

          Notice of Annual Meeting of Stockholders and Proxy Statement



 Time: May 21, 1998
       9:00 A.M.

 Place: Ritz-Carlton
        100 Carondelet Plaza
        St. Louis, Missouri 63105


        Please date, fill in and
        sign the enclosed form of
        Proxy and mail it in the
        enclosed return envelope
        which requires no postage if
        mailed in the United States.


                                      LOGO

PROXY

PREFERRED SERIES A

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 21, 1998 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR the ratification of the selection of auditors.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:

1. ELECTION OF DIRECTORS
   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Richard R. Schmaltz, and Brian T. Zino

   FOR ALL  [ ]    WITHHOLD ALL [ ]

   To withhold authority to vote for individual nominee(s), write names(s) below

   ____________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

                                       DATED______________________________, 1998

                                       _________________________________________
                                       Signature
                                       _________________________________________
                                       Signature (if jointly held)

                                       Please  sign   exactly  as  your  name(s)
                                       appears(s)   on   this   proxy.Only   one
                                       signature is required in case of a joint account. When signing in a representative capacity, please give title.

 YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

PROXY

PREFERRED SERIES B

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 21, 1998 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR the ratification of the selection of auditors.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:

1. ELECTION OF DIRECTORS

   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Richard R. Schmaltz, and Brian T. Zino

   FOR ALL  [ ]   WITHHOLD ALL [ ]

   To withhold authority to vote for individual nominee(s), write names(s) below

   __________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

                                       DATED _____________________________,1998

                                       ________________________________________
                                       Signature
                                       ________________________________________
                                       Signature (if jointly held)

                                        Please  sign  exactly  as  your  name(s)
                                        appears(s)   on  this   proxy.Only   one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.

YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible.  Mark each vote with an X in the box.

PROXY

COMMON

                      SELIGMAN SELECT MUNICIPAL FUND, INC.
                       100 Park Avenue, New York, NY 10017

           This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN SELECT MUNICIPAL FUND, INC., to be held May 21, 1998 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed by the undersigned. If no instructions are given, your proxies will vote FOR the election of the nominees of the Board of Directors and FOR the ratification of the selection of auditors.

                                (Continued and to be signed on the reverse side)

The Board of Directors recommends that you vote FOR each of the Nominees and FOR Proposal 2:

1. ELECTION OF DIRECTORS
   NOMINEES: Alice S. Ilchman, Frank A. McPherson, Richard R. Schmaltz, and Brian T. Zino

   FOR ALL [ ]    WITHHOLD ALL [ ]

   To withhold authority to vote for individual nominee(s), write names(s) below

   ______________________________________________________________________

2. Ratification of the selection of Deloitte & Touche LLP as Auditors.

   FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

                                       DATED _____________________________,1998

                                       ________________________________________
                                       Signature
                                       ________________________________________
                                       Signature (if jointly held)

                                        Please  sign  exactly  as  your  name(s)
                                        appears(s)   on  this   proxy.Only   one
                                        signature is required in case of a joint
                                        account.     When     signing    in    a
                                        representative  capacity,   please  give
                                        title.

 YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.